S2 New York Design Corp and Affiliates

Combined Financial Statements

December 31, 2006

S2 New York Design Corp and Affiliates

Index to the Combined Financial Statements

December 31, 2006

Page

Independent Auditors' Report	F-1

Combined Financial Statements:

Combined Balance Sheet	F-2

Combined Statements of Operations	F-3

Combined Statements of Stockholders' and Members' Deficit	F-4

Combined Statements of Cash Flows	F-5

Notes to the Combined Financial Statements	F-6-F-12

Independent Auditors' Report

To the Stockholders’ and Members’ of
S2 New York Design Corp and Affiliates
New York City, New York

We have audited the accompanying combined balance sheet of S2 New York Design Corp and Affiliates, as of December 31, 2006, and the related combined statements of operations, stockholders’ and members’ deficit, and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of S2 New York Design Corp and Affiliates as of December 31, 2006, and the results of its operations, stockholders’ and members’ deficit and cash flows for the years ended December 31, 2006 and 2005 in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined financial statements have been prepared assuming that S2 New York Design Corp and Affiliates will continue as a going concern. As more fully described in the notes to the combined financial statements, the company has suffered recurring losses from operations and has a working capital deficiency as of December 31, 2006. These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in the notes. These combined financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Rosenberg Rich Baker Berman and Company

Bridgewater, New Jersey
October 5, 2007

S2 NEW YORK DESIGN CORP AND AFFILIATES
COMBINED BALANCE SHEET
December 31, 2006

ASSETS
Current Assets:
Cash	$81,754
Accounts receivable, net of allowance for doutbtful accounts of $4,950	74,425
Restricted cash	100,000
Inventory	71,231
Prepaid expenses and other current assets	61,087
Total Current Assets	388,497

Total Assets	$388,497

LIABILITIES AND STOCKHOLDERS' AND MEMBERS' DEFICIT

Current Liabilities:
Accounts payable	$75,587
Accrued expenses and other current liabilities	127,051
Notes payable	275,000
Convertible notes payable	325,000
Due to related parties	549,480
Total Current Liabilities	1,352,118

Stockholders' and Members' Deficit:
Common Stock, par value $0.0001, 100,000,000 shares authorized,
20,000,000 shares issued and outstanding	2,000
Members' Deficit	(951,042)
Accumulated Deficit	(14,579)
Total Stockholders' and Members' Deficit	(963,621)

Total Liabilities and Stockholders' and Members' Deficit	$388,497

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.

S2 NEW YORK DESIGN CORP AND AFFILIATES
COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

	2006	2005

Revenues, net	$801,458	$1,089,939

Cost of Revenues	592,115	689,661

Gross Profit	209,343	400,278

Operating Expenses:
General and administration	328,980	319,745
Sales and marketing	259,154	291,434
Total Operating Expense	588,134	611,179

Operating Loss	(378,791)	(210,901)

Other Income and (Expense)
Interest expense	(31,604)	(8,297)
Interest income	448	633
Other income	6,402	874
Total Other Income (Expense)	(24,754)	(6,790)

Loss Before Provision for Income Taxes	(403,545)	(217,691)

Provision for Income Taxes	(500)	(500)

Net Loss	$(404,045)	$(218,191)

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.

S2 NEW YORK DESIGN, CORP AND AFFILIATES
COMBINED STATEMENTS OF STOCKHOLDERS' AND MEMBERS' DEFICIT

	Years Ended December 31, 2006 and 2005

	Common Stock		Accumulated	Members'
	Shares	Amount	Deficit	Deficit	Total

Balance - January 1, 2005	-	$-	$-	$(343,385)	$(343,385)

Net Loss			-	(218,191)	(218,191)

Balance - December 31, 2005	-	-	-	(561,576)	(561,576)

Founder shares	20,000,000	2,000			2,000

Net Loss			(14,579)	(389,466)	(404,045)

Balance - December 31, 2006	20,000,000	$2,000	$(14,579)	$(951,042)	$(963,621)

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.

S2 NEW YORK DESIGN, CORP AND AFFILIATES
COMBINED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31,

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITES
Net Loss	$(404,045)	$(218,191)
Adjustments to reconcile net loss to net cash flows from
operating activities:
Founder shares	2,000	-
Changes in assets and liabilities:
Accounts receivable	181,646	(13,850)
Inventory	136,198	(127,134)
Prepaid expenses and other current assets	(47,937)	13,165
Accounts payable	(334,884)	254,866
Accrued expenses and other current liabilities	113,491	4,900

Net Cash Flows Used in Operating Activities	(353,531)	(86,244)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of notes payable	-	(71,915)
Proceeds from related parties	194,642	150,682
Proceeds from notes payable	225,000	-

Net Cash Flows Provided by Financing Activities	419,642	78,767

Increase (Decrease) in Cash	66,111	(7,477)
Cash, beginning of period	15,643	23,120
Cash, end of period	$81,754	$15,643

Interest Paid	$-	$4,946
Income Taxes Paid	$500	$500

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

S2 New York Design Corp. (“S2 NY” or the “Company”; references to “we,” “our” or “us” also mean the Company) is a New York corporation organized on November 4, 2006. The Company, operating through S2 New York Design LLC since 2004, designs, manufactures and retails a comprehensive collection of fashionable resort wear apparel and accessories. From 1998 to 2004, the Company operated as Inca Girl Enterprises, Inc.

In 2007, the Company formed two new subsidiaries, Inca of South Beach LLC and Inca on Lex LLC, to operate locations held in Florida and New York, respectively

Our design, innovative sourcing, product positioning, wide range of price points, and commitment to branding attracts a customer seeking a "resort lifestyle experience." We are a cross-generational collection that is timeless and sophisticated. The brand's unique and very distinct point of view emphasizes beautiful fabrics, a great fit and price points positioned well below that of the upscale designer market. Recognizing a void in the market for luxury-inspired swim, resort-wear and accessories at an accessible price point, our collection embodies cohesive, sophisticated, yet wearable clothing and accessories for women of all ages and backgrounds.

We currently sell our products through retail stores throughout the world, a constantly growing wholesale business, an e-commerce enabled website, and a trunk show program. Our diverse yet selective distribution network ensures maximum brand exposure to our most influential customers, while maintaining strict control of how the brand is positioned.

Revenue Recognition

Revenue is recognized on the accrual basis of accounting when earned. Revenue is recognized when shipped and collection is reasonably assured.

Basis of Combination

The accompanying combined financial statements include all accounts of S2 New York Design Corp, S2 New York Design LLC, and Inca Worldwide Corp, all of which are under common control. All significant intra-company accounts and transactions have been eliminated in combination.

Fair Value of Financial Instruments

The carrying amounts reported in the combined balance sheet as of December 31, 2006 for accounts receivable, prepaid expenses, and accounts payable approximate the fair value because of the immediate or short-term maturity of these financial instruments. The fair value of notes and loans payable approximates their carrying values as the stated or discounted rates of the debt reflect recent market conditions.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Cash and Cash Equivalents

For purposes of the Combined Statements of Cash Flows, we consider amounts held by financial institutions and short-term investments with an original maturity of 90 days or less to be cash and cash equivalents.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. Senior management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of December 31, 2006 is adequate.

Inventories

Inventory is stated at the lower of cost (First-In, First-Out ("FIFO") method) or market. Inventory consists primarily of finished goods.

Property and Equipment

Property and equipment are stated at cost and include expenditures that substantially increase the useful lives of existing assets. Maintenance, repairs and minor renewals are expensed as incurred. When property and equipment are disposed of, the related cost and accumulated depreciation is removed from the respective accounts and any gain or loss is reflected in income. Depreciation and amortization are computed on the straight-line method based on the estimated useful lives of the assets.

Shipping and Handling Costs

The Company expenses all shipping and handling costs as incurred. These costs are included in Cost of Sales.

Advertising Costs

The Company expenses all advertising costs as incurred. For the years ended December 31, 2006 and 2005, advertising expense was $70,442 and $55,039, respectively.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences for financial and income tax reporting related to net operating losses that are available to offset future federal and state income taxes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

The Company also has an entity that has elected under the Internal Revenue Code and state law to be taxed as a partnership. In lieu of corporation income taxes, the members of a partnership include their proportionate share of the Company’s taxable income or net operating loss in their individual income tax returns. For this entity, no provision or liability for federal income taxes has been included in these financial statements.

Use of Estimates

Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues, expenses and related disclosure of contingent assets and liabilities. We evaluate our estimates, including those related to contingencies, on an ongoing basis. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a loss of $404,045 and $218,191 during the years ended December 31, 2006 and 2005, respectively. Also, as of December 31, 2006, current liabilities exceeded current assets by $963,621. These factors all raise substantial doubt about the ability of the Company to continue as a going concern. Due to these conditions, the auditors have issued a going concern note.

Management’s plans include raising additional funding from debt and equity transactions that will be used to acquire additional point of sale outlets that should in turn increase sales. Also, the implementation of strong cost management practices and an increased focus on business development should result in the elimination of the operating losses suffered and improvement of cash flows. However, any results of the Company’s plans cannot be assumed. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE C - RESTRICTED CASH

As of December 31, 2006, the Company had amount held in escrow for convertible debenture issued during the year. Subsequent to year end, all of the proceeds have been received by the Company.

NOTE D - NOTES PAYABLE

On June 21, 2002, the Company issued a note for $150,000 with a maturity date of July 1, 2006 and an interest rate of one (1%) percent. As a result of a default for non-payment, the interest rate on the note accelerated to fifteen (15%) percent per annum on the date of maturity. The default also prompted a late charge of five (5%) per annum on any overdue amount. As of December 31, 2006, the amounts due hereunder have not been repaid and accrued interest, including accrued late charges, totaled $21,000.

On October 8, 2004, S2 New York Design LLC issued a promissory note for $62,500 with a maturity date of April 30, 2005 and an interest rate (5.75%) equal to the Prime Rate on the day prior to the date the principle payment is due. As of December 31, 2006, the amounts due hereunder have not been repaid and accrued interest totaled $8,015.

On December 1, 2004, S2 New York Design LLC issued a promissory note for $62,500 with a maturity date of April 30, 2005 and an interest rate (5.75%) equal to the Prime Rate on the day prior to the date the principle payment is due. As of December 31, 2006, the amounts due hereunder have not been repaid and accrued interest totaled $7,483.

NOTE E - CONVERTIBLE DEBT

On November 20, 2006, the Company issued a Subordinated Convertible Note (the “Note”) for $100,000 and Common Stock Purchase Warrants to purchase 200,000 shares of the Company’s Common Stock at a Fixed Exercise Price of $0.50 per share and an expiration date of October 31, 2009. The Note matures on May 5, 2007 (the “Maturity Date”) and accrues interest at a rate of twenty (24%) percent per annum. On the Maturity Date, the note holder has the option to convert the Note and any accrued and unpaid interest into shares of the Company’s Common Stock at a Conversion Price of forty (40%) percent discount to the market price of the Company’s Common Stock or $0.50 per share, whichever is lower. The market price shall be determined at the average of the closing bid of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of conversion. As of December 31, 2006, accrued interest totaled $2,667. Pursuant to the terms of the Securities Exchange Agreement (See NOTE L) between INCA Designs, Inc. and the Company dated May 21, 2007, this Note and Warrants were assumed and reissued by INCA Designs, Inc. The Company determined that the fair value of the warrants and conversion option to have no material impact on these financial statements and as a result their fair value has not been recorded.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE E - CONVERTIBLE DEBT (continued)

On November 20, 2006, the Company issued a Subordinated Convertible Note for $125,000 (the “Note”) and Common Stock Purchase Warrants to purchase 250,000 shares of the Company’s Common Stock at a Fixed Exercise Price of $0.50 per share and an expiration date of October 31, 2009. The Note matures on May 15, 2007 (the “Maturity Date”) and accrues interest at a rate of twenty (24%) percent per annum. On the Maturity Date, the note holder has the option to convert the Note and any accrued and unpaid interest into shares of the Company’s Common Stock at a Conversion Price of forty (40%) percent discount to the market price of the Company’s Common Stock or $0.50 per share, whichever is lower. The market price shall be determined at the average of the closing bid of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of conversion. As of December 31, 2006, accrued interest totaled $3,333. Pursuant to the terms of the Securities Exchange Agreement (See NOTE L) between INCA Designs, Inc. and the Company dated May 21, 2007, this Note and Warrants were assumed and reissued by INCA Designs, Inc. The Company determined that the fair value of the warrants and conversion option to have no material impact on these financial statements and as a result their fair value has not been recorded.

On November 9, 2006, the Company issued a Subordinated Convertible Note for $100,000 (the “Note”) and Common Stock Purchase Warrants to purchase 200,000 shares of the Company’s Common Stock at a Fixed Exercise Price of $0.50 per share and an expiration date of October 31, 2009 (the “Coleman Warrants”). The Note matures on September 30, 2007 (the “Maturity Date”) and accrues interest at a rate of twenty (24%) percent per annum. On the Maturity Date, the note holder has the option to convert the Note and any accrued and unpaid interest into shares of the Company’s Common Stock at a Conversion Price of forty (40%) percent discount to the market price of the Company’s Common Stock or $0.50 per share, whichever is lower. The market price shall be determined at the average of the closing bid of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of conversion. As of December 31, 2006, accrued interest totaled $2,667. Pursuant to the terms of the Securities Exchange Agreement (See NOTE L) between INCA Designs, Inc. and the Company dated May 21, 2007, this Note and Warrants were assumed and reissued by INCA Designs, Inc. The Company determined that the fair value of the warrants and conversion option to have no material impact on these financial statements and as a result their fair value has not been recorded.

NOTE F - COMMON STOCK

On November 4, 2006, the Company issued 20,000,000 shares of Common Stock of S2 New York Design Corp to its founders (10,000,000 shares each).

NOTE G - INCOME TAXES

As of December 31, 2006, the Company has a net operating loss carry forward of approximately $15,000 resulting in a deferred tax asset of $5,000. The deferred tax asset has been fully reserved against a valuation allowance.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE H - RELATED PARTY TRANSACTIONS

From time to time, Stacy Josloff, Chief Executive Officer of the Company has advanced us funds on a short-term, non-interest bearing basis. At December 31, 2006, the amount due Ms. Josloff totals $487,680.

In addition, a related party advances funds to the Company that are non-interest bearing and are due on demand. At December 31, 2006, the amount due to this party was $61,800.

NOTE I - COMMITMENTS AND CONTINGENCIES

The Company leased its office space on a month-to-month basis in New York. The lease expired in 2007, at which time the Company moved to a new location in New York. On August 16, 2007, the Company purchased its new lease from the prior occupant for the sum of $120,000 and reimbursement of $30,000 that is held as a security deposit. The term of the lease was originally for ten years and commenced on January 1, 2005 with monthly payments of $10,000. Rent expense for years ended December 31, 2006 and 2005 were $29,400 and $21,000, respectively.

The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year.

2007	$47,741
2008	131,128
2009	135,062
2010	139,114
2011	143,288
Thereafter	456,178
Total Future Minimum Payments Required	$1,052,511

NOTE J - CONCENTRATIONS

For the year ended December 31, 2006 approximately 29% of revenues were made with two customers. In addition, for the years ended December 31, 2006 and 2005 approximately 20% and 50% of purchases were made with one vendor, respectively.

The Company periodically deposits cash with financial institutions in excess of the maximum federal insurance limits (FDIC) of $100,000 per bank.

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE K - SUBSEQUENT EVENTS

On May 21, 2007, INCA Designs, Inc., a Nevada corporation (“INCA”), S2 New York Design Corp., a New York corporation (“S2 New York”), Stacy Josloff, and Stefanie Hirsch, each being a fifty (50%) percent shareholder of S2 New York (the “Shareholders”) entered into a Securities Exchange Agreement whereby the Shareholders, owners of 20,000,000 shares of stock outstanding in S2 New York (the “S2 New York Shares”), all of which are owned beneficially and of record by the Shareholders exchanged 100% of their shares in exchange for an aggregate of 26,000,000 shares of INCA’s common stock, $.0001 par value (“INCA Stock”), representing approximately 99% of the post-closing issued and outstanding shares of INCA Stock. Pursuant to the terms of the Securities Exchange Agreement, INCA will assume and reissue certain Subordinated Convertible Notes and Employment Agreements as described above. As a result, the Company had a balance due to INCA of $875,000 as of June 30, 2007.

S2 NEW YORK DESIGN CORP AND AFFILIATES
COMBINED BALANCE SHEET
JUNE 30, 2007
(UNAUDITED)

ASSETS
Current Assets:
Cash	$301,765
Accounts receivable	4,287
Other receivables	160,000
Inventory	67,862
Prepaid expenses and other current assets	74,644
Total Current Assets	608,558

Total Assets	$608,558

LIABILITIES AND STOCKHOLDERS' AND MEMBERS' DEFICIT

Current Liabilities:
Accounts payable	$140,455
Accrued expenses and other current liabilities	175,461
Notes payable	275,000
Amount due parent	875,000
Due to related parties	580,924
Total Current Liabilities	2,046,840

Stockholders' and Members' Deficit:
Common Stock, par value $0.0001, 100,000,000 shares authorized,
20,000,000 shares issued and outstanding	2,000
Member' Deficit	(951,042)
Accumulated Deficit	(489,240)
Total Stockholders' and Members' Deficit	(1,438,282)

Total Liabilities and Stockholders' and Members' Deficit	$608,558

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.
F-1

S2 NEW YORK DESIGN CORP AND AFFILIATES
UNAUDITED COMBINED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30,
(UNAUDITED)

	2007	2006

Revenues, net	$96,287	$538,264

Cost of Revenues	50,147	298,376

Gross Profit	46,140	239,888

Operating Expenses:
General and administration	248,664	215,716
Sales and marketing	224,597	181,051
Total Operating Expense	473,261	396,767

Operating Loss	(427,121)	(156,879)

Other Income and (Expense)
Interest expense	(48,540)	(11,159)
Other income	1,000	6,250
Total Other Income (Expense)	(47,540)	(4,909)

Loss Before Provision for Income Taxes	(474,661)	(161,788)

Provision for Income Taxes	-	(500)

Net Loss	$(474,661)	$(162,288)

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.
F-2

S2 NEW YORK DESIGN, CORP AND AFFILIATES
COMBINED STATEMENT OF CASH FLOWS
FOR SIX MONTH ENDED JUNE 30,
(UNAUDITED)

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITES
Net Loss	$(474,661)	$(162,288)
Adjustments to reconcile net loss to net cash flows from
operating activities:
Changes in assets and liabilities:
Accounts receivable	70,138	199,395
Other receivables	(60,000)	-
Inventory	3,369	48,266
Prepaid expenses and other current assets	(13,557)	(14,898)
Accounts payable	64,868	(170,484)
Accrued expenses and other current liabilities	48,410	53,508

Net Cash Flows Used in Operating Activities	(361,433)	(46,501)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from related parties	31,444	35,913
Proceeds from notes payable	550,000	-

Net Cash Flows Provided by Financing Activities	581,444	35,913

Increase in Cash	220,011	(10,588)
Cash, beginning of period	81,754	15,643
Cash, end of period	$301,765	$5,055

Interest Paid	$-	$-
Income Taxes Paid	$-	$-

The accompanying Notes to Combined Financial Statements are an integral part of these financial statements.
F-3

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

S2 New York Design Corp. (“S2 NY” or the “Company”; references to “we,” “our” or “us” also mean the Company) is a New York corporation organized on November 4, 2006. The Company, operating through S2 New York Design LLC since 2004, designs, manufactures and retails a comprehensive collection of fashionable resort wear apparel and accessories. From 1998 to 2004, the Company operated as Inca Girl Enterprises, Inc.

On May 21, 2007, INCA Designs, Inc., a Nevada corporation (“INCA”), S2 New York Design Corp., a New York corporation (“S2 New York”), Stacy Josloff, and Steffanie Hirsch, each being a fifty (50%) percent shareholder of S2 New York (the “Shareholders”) entered into a Securities Exchange Agreement whereby the Shareholders, owners of 20,000,000 shares of stock outstanding in S2 New York (the “S2 New York Shares”), all of which are owned beneficially and of record by the Shareholders exchanged 100% of their shares in exchange for an aggregate of 26,000,000 shares of INCA’s common stock, $.0001 par value (“INCA Stock”), representing approximately 99% of the post-closing issued and outstanding shares of INCA Stock. Pursuant to the terms of the Securities Exchange Agreement, INCA will assume and reissue certain Subordinated Convertible Notes and Employment Agreements as described above. As a result, the Company had a balance due to INCA of $875,000 as of June 30, 2007.

In 2007, the Company formed two new subsidiaries, Inca of South Beach LLC and Inca on Lex LLC, to operate locations held in Florida and New York, respectively

Our design, innovative sourcing, product positioning, wide range of price points, and commitment to branding attracts a customer seeking a "resort lifestyle experience." We are a cross-generational collection that is timeless and sophisticated. The brand's unique and very distinct point of view emphasizes beautiful fabrics, a great fit and price points positioned well below that of the upscale designer market. Recognizing a void in the market for luxury-inspired swim, resort-wear and accessories at an accessible price point, our collection embodies cohesive, sophisticated, yet wearable clothing and accessories for women of all ages and backgrounds.

We currently sell our products through retail stores throughout the world, a constantly growing wholesale business, an e-commerce enabled website, and a trunk show program. Our diverse yet selective distribution network ensures maximum brand exposure to our most influential customers, while maintaining strict control of how the brand is positioned.

Revenue Recognition

Revenue is recognized on the accrual basis of accounting when earned. Revenue is recognized when shipped and collection is reasonably assured.

Basis of Combination

The accompanying combined financial statements include all accounts of S2 New York Design Corp, S2 New York Design LLC, and Inca Worldwide Corp, all of which are under common control. All significant intra-company accounts and transactions have been eliminated in combination.

F-4

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

The carrying amounts reported in the combined balance sheet as of June 30, 2007 for accounts receivable, prepaid expenses, and accounts payable approximate the fair value because of the immediate or short-term maturity of these financial instruments. The fair value of notes and loans payable approximates their carrying values as the stated or discounted rates of the debt reflect recent market conditions.

Limitations
Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial statement. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and therefore cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

Cash and Cash Equivalents

For purposes of the Combined Statements of Cash Flows, we consider amounts held by financial institutions and short-term investments with an original maturity of 90 days or less to be cash and cash equivalents.

Accounts Receivable

Accounts receivable are customer obligations due under normal trade terms. Senior management reviews accounts receivable on a monthly basis to determine if any receivables will be potentially uncollectible. The Company includes any accounts receivable balances that are determined to be uncollectible, along with a general reserve, in its overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on the information available, the Company believes its allowance for doubtful accounts as of June 30, 2007 is adequate.

Inventories

Inventory is stated at the lower of cost (First-In, First-Out ("FIFO") method) or market. Inventory consists primarily of finished goods.

Property and Equipment

Property and equipment are stated at cost and include expenditures that substantially increase the useful lives of existing assets. Maintenance, repairs and minor renewals are expensed as incurred. When property and equipment are disposed of, the related cost and accumulated depreciation is removed from the respective accounts and any gain or loss is reflected in income. Depreciation and amortization are computed on the straight-line method based on the estimated useful lives of the assets.

Shipping and Handling Costs

The Company expenses all shipping and handling costs as incurred. These costs are included in Cost of Sales.

F-5

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Advertising Costs

The Company expenses all advertising costs as incurred. For the six months ended June 30, 2007 and 2006, advertising expense was $50,208 and $52,942 respectively.

Income Taxes

Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related primarily to differences for financial and income tax reporting related to net operating losses that are available to offset future federal and state income taxes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

The Company also has an entity that has elected under the Internal Revenue Code and state law to be taxed as a partnership. In lieu of corporation income taxes, the members of a partnership include their proportionate share of the Company’s taxable income or net operating loss in their individual income tax returns. For this entity, no provision or liability for federal income taxes has been included in these financial statements.

Use of Estimates

Our financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues, expenses and related disclosure of contingent assets and liabilities. We evaluate our estimates, including those related to contingencies, on an ongoing basis. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.

NOTE B - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred a loss of $474,661 and $162,288 for the six months ended June 30, 2007 and 2006 respectively. The Company also incurred a loss of $404,045 and $218,191 during the years ended December 31, 2006 and 2005, respectively. Also, as of June 30, 2007, current liabilities exceeded current assets by $1,438,282. These factors all raise substantial doubt about the ability of the Company to continue as a going concern. Due to these conditions, the auditors have issued a going concern note.

F-6

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE B - GOING CONCERN (continued)

Management’s plans include raising additional funding from debt and equity transactions that will be used to acquire additional point of sale outlets that should in turn increase sales. Also, the implementation of strong cost management practices and an increased focus on business development should result in the elimination of the operating losses suffered and improvement of cash flows. However, any results of the Company’s plans cannot be assumed. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE C - OTHER RECEIVABLES

During the six months ended June 30, 2007, the Company made short-term loans to a third party. These loans are expected to be repaid by year end 2007.

NOTE D - NOTES PAYABLE

On June 21, 2002, the Company issued a note for $150,000 with a maturity date of July 1, 2006 and an interest rate of one (1%) percent. As a result of a default for non-payment, the interest rate on the note accelerated to fifteen (15%) percent per annum on the date of maturity. The default also prompted a late charge of five (5%) per annum on any overdue amount. As of June 30, 2007, the amounts due hereunder have not been repaid and accrued interest, including accrued late charges, totaled $35,918.

On October 8, 2004, S2 New York Design LLC issued a promissory note for $62,500 with a maturity date of April 30, 2005 and an interest rate (5.75%) equal to the Prime Rate on the day prior to the date the principle payment is due. As of June 30, 2007, the amounts due hereunder have not been repaid and accrued interest totaled $9,797.

On December 1, 2004, S2 New York Design LLC issued a promissory note for $62,500 with a maturity date of April 30, 2005 and an interest rate (5.75%) equal to the Prime Rate on the day prior to the date the principle payment is due. As of June 30, 2007, the amounts due hereunder have not been repaid and accrued interest totaled $9,265.

NOTE E - CONVERTIBLE DEBT

On November 20, 2006, the Company issued a Subordinated Convertible Note (the “Note”) for $100,000 and Common Stock Purchase Warrants to purchase 200,000 shares of the Company’s Common Stock at a Fixed Exercise Price of $0.50 per share and an expiration date of October 31, 2009. The Note matures on May 5, 2007 (the “Maturity Date”) and accrues interest at a rate of twenty (24%) percent per annum. On the Maturity Date, the note holder has the option to convert the Note and any accrued and unpaid interest into shares of the Company’s Common Stock at a Conversion Price of forty (40%) percent discount to the market price of the Company’s Common Stock or $0.50 per share, whichever is lower. The market price shall be determined at the average of the closing bid of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of conversion. Pursuant to the terms of the Securities Exchange Agreement (See NOTE A) between INCA Designs, Inc. and the Company dated May 21, 2007, this Note, all accrued interest and Warrants were assumed and reissued by INCA Designs, Inc. The Company determined that the fair value of the warrants and conversion option to have no material impact on these financial statements and as a result their fair value has not been recorded.

F-7

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE E - CONVERTIBLE DEBT (continued)

On November 20, 2006, the Company issued a Subordinated Convertible Note for $125,000 (the “Note”) and Common Stock Purchase Warrants to purchase 250,000 shares of the Company’s Common Stock at a Fixed Exercise Price of $0.50 per share and an expiration date of October 31, 2009. The Note matures on May 15, 2007 (the “Maturity Date”) and accrues interest at a rate of twenty (24%) percent per annum. On the Maturity Date, the note holder has the option to convert the Note and any accrued and unpaid interest into shares of the Company’s Common Stock at a Conversion Price of forty (40%) percent discount to the market price of the Company’s Common Stock or $0.50 per share, whichever is lower. The market price shall be determined at the average of the closing bid of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of conversion. Pursuant to the terms of the Securities Exchange Agreement (See NOTE A) between INCA Designs, Inc. and the Company dated May 21, 2007, this Note, all accrued interest and Warrants were assumed and reissued by INCA Designs, Inc. The Company determined that the fair value of the warrants and conversion option to have no material impact on these financial statements and as a result their fair value has not been recorded.

On November 9, 2006, the Company issued a Subordinated Convertible Note for $100,000 (the “Note”) and Common Stock Purchase Warrants to purchase 200,000 shares of the Company’s Common Stock at a Fixed Exercise Price of $0.50 per share and an expiration date of October 31, 2009 (the “Coleman Warrants”). The Note matures on September 30, 2007 (the “Maturity Date”) and accrues interest at a rate of twenty (24%) percent per annum. On the Maturity Date, the note holder has the option to convert the Note and any accrued and unpaid interest into shares of the Company’s Common Stock at a Conversion Price of forty (40%) percent discount to the market price of the Company’s Common Stock or $0.50 per share, whichever is lower. The market price shall be determined at the average of the closing bid of the Company’s Common Stock for the twenty (20) trading days immediately prior to the date of conversion. Pursuant to the terms of the Securities Exchange Agreement (See NOTE A) between INCA Designs, Inc. and the Company dated May 21, 2007, this Note, all accrued interest and Warrants were assumed and reissued by INCA Designs, Inc. The Company determined that the fair value of the warrants and conversion option to have no material impact on these financial statements and as a result their fair value has not been recorded.

NOTE F - COMMON STOCK

On November 4, 2006, the Company issued 20,000,000 shares of Common Stock of S2 New York Design Corp to its founders (10,000,000 shares each). Pursuant to the terms of the Securities Exchange Agreement (See NOTE A) between INCA Designs, Inc. and the Company dated May 21, 2007, ownership of these shares was transferred to INCA Designs, Inc.

NOTE G - INCOME TAXES

As of June 30, 2007, the Company has a net operating loss carry forward of approximately $15,000 resulting in a deferred tax asset of $5,000. The deferred tax asset has been fully reserved against a valuation allowance.

F-8

S2 NEW YORK DESIGN CORP AND AFFILIATES
NOTES TO COMBINED FINANCIAL STATEMENTS
JUNE 30, 2007

NOTE H - RELATED PARTY TRANSACTIONS

From time to time, Stacy Josloff, Chief Executive Officer of the Company has advanced us funds on a short-term, non-interest bearing basis. At June 30, 2007, the amount due Ms. Josloff totals $519,124.

In addition, a related party advances funds to the Company that are non-interest bearing and are due on demand. At June 30, 2007, the amount due to this party was $61,800.

NOTE I - COMMITMENTS AND CONTINGENCIES

The Company leased its office space on a month-to-month basis in New York. The lease expired in 2007, at which time the Company moved to a new location in New York. On August 16, 2007, the Company purchased its new lease from the prior occupant for the sum of $120,000 and reimbursement of $30,000 that is held as a security deposit. The term of the lease was originally for ten years and commenced on January 1, 2005 with monthly payments of $10,000.

The following is a schedule of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year.

2007	$47,741
2008	131,128
2009	135,062
2010	139,114
2011	143,288
Thereafter	456,178
Total Future Minimum Payments Required	$1,052,511

F-9